UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02474

MIDAS PERPETUAL PORTFOLIO, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Midas Perpetual Portfolio, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 3/31/12

Item 1. Schedule of Investments

MIDAS PERPETUAL PORTFOLIO, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 2012
(Unaudited)

Shares		Cost	Value
Gold (19.13%)
3,700	Newmont Mining Corp.	$224,766	$189,699
18,471	SPDR Gold Trust (a)	1,821,139	2,994,888
		2,045,905	3,184,587

Silver (4.64%)
24,643	iShares Silver Trust (a)	302,396	773,051

Swiss Franc Assets (9.20%) (b)
907,000	Switzerland Government 2.50% Notes, due 3/12/16	951,100	1,094,455
350,000	Switzerland Government 2.25% Notes, due 7/06/20	479,083	436,672
		1,430,183	1,531,127

Hard Asset Securities (16.40%)
Agricultural Chemicals (1.11%)
2,678	Syngenta AG	170,440	184,327

Crude Petroleum & Natural Gas (3.95%)
750	CNOOC Limited	145,128	153,218
2,717	Contango Oil & Gas Company (a)	157,155	160,058
1,600	EOG Resources, Inc.	151,590	177,760
1,182	PetroChina Company Limited	141,065	166,106
		594,938	657,142

Metal Mining (4.69%)
11,000	Anglo American PLC ADR (c)	205,452	206,910
1,800	BHP Billiton Ltd.	147,390	130,320
10,000	First Quantum Minerals Ltd.	215,450	190,305
2,249	Rio Tinto Ltd.	159,432	125,022
5,500	Vale S.A.	147,761	128,315
		875,485	780,872

Mining & Quarrying of Nonmetallic Minerals (0.95%)
2,694	Sociedad Quimica Y Minera De Chile S.A.	154,921	158,057

Miscellaneous Metal Ores (0.50%)
3,898	Cameco Corp.	155,237	83,768

Petroleum Refining (1.08%)
2,079	Exxon Mobil Corp.	161,883	180,312

Railroads, Line - Haul Operating (1.00%)
2,100	Canadian National Railway Company	150,279	166,803

Real Estate Investment Trusts (2.21%)
3,330	Health Care REIT, Inc.	141,090	183,017
2,825	PS Business Parks, Inc.	165,852	185,150
		306,942	368,167

Steel Works, Blast Furnaces & Rolling Mills (0.91%)
3,519	Nucor Corp.	160,522	151,141

Total hard asset securities		2,730,647	2,730,589

Large Capitalization Growth Stocks (18.85%)
Beverages (1.66%)
6,692	Companhia De Bebidas Das Americas-AMBEV	196,126	276,513

Cable and Other Pay Television Services (1.98%)
11,000	Comcast Corp.	221,855	330,110

Cigarettes (1.28%)
2,400	Philip Morris International Inc.	163,238	212,664

Communications Equipment (1.20%)
9,422	Cisco Systems, Inc.	172,573	199,275

Electronic Computers (2.69%)
575	Apple Inc.	214,352	344,695
4,331	Hewlett-Packard Company	181,161	103,208
		395,513	447,903

Hospital and Medical Service Plans (1.24%)
3,500	UnitedHealth Group Inc.	157,271	206,290

Life Insurance (0.74%)
3,180	China Life Insurance Company Ltd. ADR	191,727	123,607

National Commercial Banks (1.26%)
6,140	Wells Fargo & Company	196,956	209,620

Pharmaceutical Preparations (1.00%)
3,000	Novartis AG	167,147	166,230

Services-Prepackaged Software (2.41%)
6,994	Microsoft Corp.	181,291	225,556
6,000	Oracle Corp.	165,038	174,960
		346,329	400,516
State Commercial Banks (2.09%)
9,672	Banco Bradesco S.A.	196,953	169,260
9,300	Itau Unibanco Holding S.A.	160,941	178,467
		357,894	347,727

Telephone Communications (1.30%)
3,935	China Mobile Ltd. ADR	199,078	216,740

Total large capitalization growth stocks		2,765,707	3,137,195

Dollar Assets (31.75%)
Money Market Fund
5,286,106	SSgA Money Market Fund, 7 day annualized yield 0.01%	5,286,106	5,286,106

SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (0.44%)
73,425	State Street Navigator Securities Lending Prime Portfolio	73,425	73,425

Total investments (100.41%)		$14,634,369	16,716,080

Liabilities in excess of other assets (-0.41%)			(68,691)

Net assets (100.00%)			$16,647,389

(a)    Non-income producing.

(b)    Principal amount denominated in Swiss Francs.

(c)    All or a portion of this security was on loan. As of March 31, 2012, the value of loaned securities and related collateral outstanding was $73,112 and $73,425, respectively.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary markets is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by Midas Management Corporation, the Fund’s Investment Manager, under the direction of or pursuant to procedures established by the Fund’s Board of Directors, called “fair value pricing.”  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•
Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.

•	Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock). Equity securities traded on a national securities exchange or market generally are stated normally at the official closing price, last sales price or, if no sale has occurred, at the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Bonds. The fair value of bonds is estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

The flowing is a summary of the inputs used as of March 31, 2012 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Gold	$3,184,587	$-	$-	$3,184,587
Silver	773,051	-	-	773,051
Swiss franc assets	-	1,531,127	-	1,531,127
Hard asset securities	2,730,589	-	-	2,730,589
Large capitalization growth stocks	3,137,195	-	-	3,137,195
Dollar assets	5,286,106	-	-	5,286,106
Securities held as collateral on loaned securities	73,425	-	-	73,425
Total investments, at value	$15,184,953	$1,531,127	$-	$16,716,080

There were no transfers between level 1 and level 2 during the three months ended March 31, 2012.

Cost for Federal Income Tax Purposes
At March 31, 2012, for federal income tax purposes the aggregate cost of securities was $14,634,369 and net unrealized appreciation was $2,081,711, comprised of gross unrealized appreciation of $2,510,793 and gross unrealized depreciation of $429,082.

Securities Lending
The Fund may lend its securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the returns on the investment of any cash received as collateral. The Fund receives as collateral cash, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash is invested in a money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan is retained by the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The value of loaned securities and related collateral outstanding at March 31, 2012 was $73,112 and $73,425, respectively.

Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities.  Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

Item 2. Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Perpetual Portfolio, Inc.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 29, 2012

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: May 29, 2012

EXHIBIT INDEX

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)